UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   May 10, 2010

MONKEY ROCK GROUP, INC.
(Exact Name of Registrant As Specified In Charter)

DELAWARE	1-15165	98-0208402
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

P.O. Box 1030
Sturgis, SD 57785
(Address of Principal Executive Offices)

(877) 523-4070
(Issuer Telephone Number)

Comcam, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On May 10, 2010, Monkey Rock Group, Inc. (the “Company”) received approval from the Financial Industry Regulatory Authority clearing its 1 for 85 reverse stock split of its issued and outstanding common shares. The Company’s issued and outstanding common shares were decreased from 744,648,634 to 8,760,472.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONKEY ROCK GROUP, INC

By:	/s/ John Dent
JOHN DENT
Chief Executive Officer & President

 Dated: May 14, 2010

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